THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

ChoicePlus AssuranceSM (A Share), ChoicePlus AssuranceSM (B Share)
ChoicePlus AssuranceSM (C Share), ChoicePlus AssuranceSM (L Share)
ChoicePlus AssuranceSM (Bonus), ChoicePlusSM Advisory, ChoicePlusSM Design
ChoicePlus AssuranceSM Series, ChoicePlusSM Assurance Prime
ChoicePlusSM Signature, ChoicePlusSM Select B Share, ChoicePlusSM Rollover

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life Variable Annuity Account N

ChoicePlus AssuranceSM (A Share), ChoicePlus AssuranceSM (B Share)
ChoicePlus AssuranceSM (C Share), ChoicePlus AssuranceSM (L Share)
ChoicePlus AssuranceSM (Bonus), ChoicePlusSM Design
ChoicePlus AssuranceSM Series, ChoicePlusSM Assurance Prime
ChoicePlusSM Advisory, ChoicePlusSM Signature

Supplement dated May 1, 2025 to the
Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus dated May 1, 2025

This supplement updates the summary prospectuses and prospectuses for the above-referenced variable annuity contracts (“Contracts”) issued by The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (together, “Lincoln”). All other provisions in the summary prospectuses and prospectuses remain unchanged.

Notice of Fund Substitution

On or about June 20, 2025, (the “Substitution Date”), in accordance with standards of the U.S. Securities and Exchange Commission, Lincoln intends to substitute the following “Existing Fund” with the “Replacement Fund” under the Contracts:

Existing Fund	Replacement Fund
LVIP American Global Small Capitalization Fund	American Funds® IS Global Small Capitalization Fund

On the Substitution Date, any Contract Value allocated to a subaccount option investing in the Existing Fund will be automatically transferred to the subaccount option investing in the Replacement Fund.

Please note:
•
Same Contract Value, No Increase in Contract Fees or Charges. The substitution will not result in any change to your Contract Value or increase the fees and charges under your Contract. The substitution will be effected at the relative net asset values of the Existing Fund’s and the Replacement Fund’s shares.

•	No Cost, No Tax Consequences. The substitutions will be performed at no cost to you, and there will be no tax consequences resulting from the substitutions.
•	No Change in Rights or Obligations. Your rights and our obligations under the Contract will not be altered in any way.
•
Existing Funds No Longer Available. The subaccount options investing in the Existing Fund will no longer be available for investment after the Substitution Date. After the Substitution Date, all standing instructions and investment restrictions that reference subaccount options for the Existing Fund will be automatically updated to reference the subaccount options for the Replacement Fund.

•
Voluntary Transfers From Now Until 30 Days After Substitution. From the date of this supplement until 30 days after the Substitution Date, you may make free transfers of Contract Value (or annuity unit exchanges) out of the Existing Fund subaccount to any other subaccount options available under the Contract prior to the Substitution Date, or out of a Replacement Fund subaccount to any other subaccount options available under the Contract after to the Substitution Date. Any such transfer will not count against any restrictions or limits on the number of transfers that may be performed under your Contract. Lincoln will not exercise any rights it has reserved under the Contracts to impose restrictions or fees on such transfers (other than with respect to “market timing” activities) until at least 30 days after the Substitution Date. A transfer request may be made to the Home Office by logging into our website (www.LincolnFinancial.com), by sending in a transfer request form, or by telephone (888-868- 2583).

•
Replacement Fund Prospectus. As further described in the summary prospectus and prospectus for the Contract, the prospectus for the Replacement Fund may be obtained electronically by accessing the following link:

www.lfg.com/public/individual/exploreinsuranceannuities/lifeinsurance/variableuniversallife/lvipprospect usreports.

Please keep this supplement for future reference.